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                                                                EXHIBIT 10.55


April 6, 1995

VIA AIRBORNE EXPRESS

Mr.  Vince Pisano
Chief Financial Officer
Educational Medical, Inc.
1327 North Meadow Parkway, Suite 132
Roswell, Georgia 30076

Dear Vince:

As we agreed, I am enclosing our statement for services rendered regarding the recently completed $2.0 million financing by Sirrom Capital Corporation. We also agreed that the warrant to Equitable Securities dated July 23, 1991 for 16,000 shares of Educational Medical, Inc. with a current maturity date of July 31, 1996 will be modified to extend the maturity date of the warrant to July 31, 1999. Please acknowledge that this is our understanding by signing below and returning one copy of this letter for our files.

Best regards,

/s/ R. Riley Sweat
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R. Riley Sweat
Managing Director
Investment Banking Group


ACKNOWLEDGED AND AGREED:

EDUCATIONAL MEDICAL, INC.

/s/ Vince Pisano
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Vince Pisano
Chief Financial Officer